
AmeriCann
INNOVATION FOR THE NEXT GREAT INDUSTRY
Massachusetts Medical
Cannabis Center
AmeriCann.co | info@AmeriCann.co | (303) 862-9000 | Stock Symbol: ACAN
AmeriCann

FORWARD LOOKING STATEMENTS

This presentation has been prepared by the company and includes information from other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice.

This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements." These statements, estimates and projections reflect various assumptions made by the company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales of assets, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the company's control.

The Company is in the development stage and to date has generated limited revenue. In the future the Company may not be profitable and the securities offered by the Company may, ultimately, have little value. At the present time, there is a limited market for the Company's common stock or any other securities of the Company. Please refer to our SEC filings at www.sec.gov

THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITY.

"

The opportunity of a lifetime needs to be seized during the lifetime of the opportunity.

"

STOCK SYMBOL (OTCQX)

ACAN

SHARES OUTSTANDING

19.13M

MARKET CAP @ $4.00

≈ $75M

52-WEEK HIGH

$4.75

AVG. DAILY VOLUME

85,000

AmeriCann
STOCK SNAPSHOT

CURRENT REGULATED STATES



- LIMITED USE
- MEDICAL USE
- ADULT RECREATIONAL USE

** Future years are projections only based on industry expert analysis. Actual results may vary.*

NATIONAL CANNABIS LEGALIZATION

$27B
NATIONAL TOTAL

AmeriCann is developing the real estate to fulfill this demand


$679M
$382M
$3.5B
$513M
$1.3B
$710M
$2.1B

● Indicates each state's potential infrastructure requirements

** Projections only based on industry expert analysis and actual figures from Colorado. Actual results may vary.*

"

The secret to change is to focus all of your energy, not on fighting the old, but on building the new.

SOCRATES

28 STATES

have APPROVED MEDICAL CANNABIS REGULATIONS *for its residents*



OVER

60%

of US population live in states with **medical cannabis regulations**



8
STATES

have
approved
adult use

89%

SUPPORT MEDICAL MARIJUANA




54%

of US voters

SUPPORT ADULT USE

INDUSTRY GROWTH

Estimated National Cannabis Sales*


$45 BILLION
$22 BILLION
2020
$5.4 BILLION
2015

*Source: Arcview Market Research.



1 MILLION
square feet
of
approved
cultivation
and processing
infrastructure
✓Site Plan Approval
✓Host Community Agreement
✓Storm Water Mgmt Plan
✓Traffic Impact & Access Study
✓Civil Engineering Assessment
✓Architectural Schematic Design
✓Environmental Phase 1 Report
✓Geotechnical Report
✓Title Report
✓ALTA Survey
Massachusetts Medical Cannabis Center
AmeriCann.co | info@AmeriCann.co | (303) 862-9000 | Stock Symbol: ACAN
AmeriCann

FIRST PHASE

Building 1 - 130,000 sq ft



Massachusetts Medical Cannabis Center

24 MONTHS

of **studies, design, planning & approvals**

- ✓ **Preferred Partner for 1st Phase**
  - Coastal Compassion, Inc.
  - 15 Year Lease
  - Tenant is 1 of limited approved RMDs
  - Dispensary 20 minutes from MMCC
- ✓ **Land Purchased for $4,475,000**
  - Seller: Boston Beer Co.
- ✓ **Host Community Agreement in Place**
- ✓ **90-Year Ground Lease**
  - Commence Oct. 17th, 2016
- ✓ **Ground Breaking**
  - March/April 2017


EXPANDED FIRST PHASE
Building 3 - 30,000 sq ft
Massachusetts Medical Cannabis Center
on December 6th, 2016 the Freetown Planning Board approved the addition of a
30,000 sq ft Research and Development Center
AmeriCann.co | info@AmeriCann.co | (303) 862-9000 | Stock Symbol: ACAN
AmeriCann